SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

McDonald’s Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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[Logo of McDonald’s Corporation]

[Letter Version 1- Benefit Plan participants who received multiple/duplicate proxy cards – each with a different voting control number. ]

Important Notice regarding McDonald’s 2004 Annual Shareholders’ Meeting Mailing

May 4, 2004

Dear Shareholder:

We recently learned that you and a few other participants in McDonald’s Profit Sharing and Savings Plan were mailed multiple sets of McDonald’s Annual Meeting materials, including multiple proxy cards, in error.

Accordingly, we are enclosing a replacement proxy card that supersedes those sent to you in error.

Please vote this replacement proxy card. In fact, we ask that you do so even if you already voted the other cards.

Please note that if you hold McDonald’s shares in a bank or brokerage account, you also should have received Annual Meeting materials for those holdings. The enclosed replacement card does not pertain to those holdings, and we ask that you vote those shares using the voting instruction card(s) or electronic means provided.

If you did not keep your Annual Meeting materials and would like to view them before voting, you can access them at www.investor.mcdonalds.com.

We apologize for any inconvenience this may have caused. If you have any questions, please call McDonald’s Shareholder Services at 1-800-621-7825 and ask to speak to Jeff Preuss.

Yours truly,

McDonald’s Investor Relations

Enclosure:	Proxy Voting Card

Return Envelope

1

[Logo of McDonald’s Corporation]

[Letter Version 2 – Benefit Plan participants who received proxy cards with a control number that did not represent all of the shares they are entitled to vote (Allocated, Unallocated and /or Common)]

Important Notice regarding McDonald’s 2004 Annual Shareholders’ Meeting Mailing

May 4, 2004

Dear Shareholder:

We recently learned that you and some other participants in the McDonald’s Profit Sharing and Savings Plan were mailed a proxy card that did not represent all the shares you are entitled to vote.

Accordingly, we are enclosing a replacement proxy card that supersedes the card sent to you in error.

Please vote this replacement proxy card. In fact, we ask that you do so even if you already voted the other card.

Please note that if you hold McDonald’s shares in a bank or brokerage account, you also should have received Annual Meeting materials for those holdings. The enclosed replacement card does not pertain to those holdings, and we ask that you vote those shares using the voting instruction card(s) or electronic means provided.

If you did not keep your Annual Meeting materials and would like to view them before voting, you can access them at www.investor.mcdonalds.com.

We apologize for any inconvenience this may have caused. If you have any questions, please call McDonald’s Shareholder Services at 1-800-621-7825 and ask to speak to Jeff Preuss.

Yours truly,

McDonald’s Investor Relations

Enclosure:	Proxy Voting Card

Return Envelope

2